UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2006

RALCORP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Missouri	1-12619	43-1766315
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 Market Street, Suite 2900 Saint Louis, MO	63101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 314-877-7000

___________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Executive Compensation Disclosure.

On September 28, 2006, the Board of Directors of the Registrant approved the grant of stock appreciation rights (“SAR”) to its Corporate Officers. The SAR has an exercise price of $48.99 and 33 1/3% becomes exercisable on each of September 28, 2009, September 28, 2010 and September 28, 2011. The material terms of the SAR are set forth in Exhibit 99.1 attached hereto. The text of the Exhibit is incorporated herein by reference.

Also, on September 28, 2006, at a meeting of the Corporate Governance and Compensation Committee of the Board of Directors of the Company, the Committee authorized the payment of annual bonuses to the Corporate Officers under the terms of the Company’s executive bonus program. The Program provides the Corporate Officers an opportunity to earn a percentage of their bonus target, which is a percentage of their individual annual base salary, in cash. Bonus targets are set each year but individual bonuses are not based on a strict numerical formula developed prior to the start of a fiscal year.  Instead the amount of each bonus is based on a combination of the following:  the officer’s total compensation package including salary, bonus, stock appreciation rights, and long-term stock-based awards; the financial performance of the officer’s business unit relative to the business plan (including such measures as sales volume, revenues, costs, cash flow and operating profit); the Company's financial performance (including the measures of business unit performance listed above and earnings per share); the officer’s individual performance (including the quality of strategic plans, organizational and management development, participation in evaluations of potential acquisitions and similar manifestations of individual performance); and the business environment of the officer’s business unit.  Below are the fiscal year 2006 bonus amounts awarded to the Company’s named executive officers:

Named Executive Officer & Title	Fiscal 2006 Bonus Amount	Fiscal 2006 Bonus Target

K. J. Hunt, Co-Chief Executive Officer	$454,000	100%
and President

D. P. Skarie, Co-Chief Executive Officer	$454,000	100%
and President

T. G. Granneman, Corporate Vice President	$118,500	50%
and Controller

R. R. Koulouris, Corporate Vice President;	$110,000	50%
and President of Bremner, Inc. and
Nutcracker Brands, Inc.

R. G. Scalise, Corporate Vice President;	$165,300	50%
and President of Frozen Bakery Products

R. D. Wilkinson, Corporate Vice President	$126,500	50%
and Director of Product Supply of Ralston
Foods and The Carriage House Companies, Inc.

Item 9.01	Exhibits.

Exhibit 99.1	Stock Appreciation Rights - Summary of Terms.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC.

(Registrant)

Date: October 4, 2006	By: /s/ T. G. Granneman
T. G. Granneman
Duly Authorized Signatory and
Chief Accounting Officer

EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION

99.1	Stock Appreciation Rights - Summary of Terms.